Exhibit 10.1

Execution Version

AMENDMENT TO THE FIRST AMENDED AND RESTATED EXCLUSIVE LICENSE AGREEMENT

This AMENDMENT TO THE FIRST AMENDED AND RESTATED EXCLUSIVE LICENSE AGREEMENT (the “Amendment”), is entered into as of March 11, 2025 (the “Amendment Effective Date”), by and between Atara Biotherapeutics, Inc. (“Atara” or “Licensee”) and Memorial Sloan Kettering Cancer Center (“MSK”). Atara and MSK are referred to in this Amendment individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, Atara and MSK entered into that certain Exclusive License Agreement, dated as of June 12, 2015, amended as of August 30, 2018, and amended and restated as of March 22, 2021 (as amended and restated, the “Agreement”); and

WHEREAS, the Parties have mutually agreed to amend the Agreement as follows, in accordance with Section 19.7 of the Agreement;

NOW, THEREFORE, in consideration of the various promises and undertakings set forth herein, and on the terms and subject to the conditions set forth herein, the Parties hereby agree as follows:

AMENDMENT

1.
Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Agreement.
2.
Section 5.1(e) of the Agreement is hereby deleted in its entirety and replaced with the following:

(e) Sublicensing Income:

Licensee shall pay to MSK a portion of Sublicense Income received in consideration of any sublicense granted by Licensee of the license rights granted under Section 2.1(i) of this Agreement, other than sublicenses executed in the ordinary course of business, as follows:

(i) [***]of the Sublicense Income attributable to [***];

(ii) [***]of the Sublicense Income attributable to [***];

(iii) [***] of the Sublicense Income attributable to [***]; and

(iv) [***] of the Sublicense Income attributable to [***].

provided, however, that in each case (i)-(iv), [***].

For clarity, [***].

For clarity, [***].

3.
The Parties hereby acknowledge and agree that, notwithstanding anything to the contrary, as of the Amendment Effective Date, Atara has fully satisfied all of its payment obligations under the Agreement with respect to all Sublicense Income received on or prior to the Amendment Effective Date pursuant to (a) that certain Commercialization Agreement dated as of October 2, 2021 by and between Atara and Pierre Fabre Medicament, as amended on September 27, 2022 (the “Old PF Agreement”), and (b) the New PF Agreement.
4.
The Parties hereby acknowledge and agree that (a) pursuant to that certain letter dated September 13, 2024 from MSK to Atara (the “Letter”), Atara, under protest, paid to MSK, and MSK received from Atara, Six Million US Dollars ($6,000,000) on September 19, 2024, and (b) within five (5) days of the Amendment Effective Date, MSK shall refund Three Million US Dollars ($3,000,000) of such payment to Atara by wire transfer to the bank account designated by Atara in writing, provided that such designation is made at least two (2) business days before such refund is due.
5.
[***].
6.
Except as specifically modified or waived herein, all other terms and conditions of the Agreement are unchanged and shall remain in full force and effect. In the event of any conflict or inconsistency between the terms of in this Amendment and the Agreement, the terms of this Amendment will control.
7.
No waiver, alteration or modification of any of the provisions of this Amendment shall be binding unless made in writing and signed by the Parties.
8.
This Amendment may be executed in any number of counterparts and by each of the Parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signatures of the Parties transmitted by electronic means shall be deemed to be their original signatures for all purposes.
9.
This Amendment will be governed by and in accordance with the laws of the State of New York without giving effect to any choice of law principles that would require the application of the laws of a different jurisdiction.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties intending to be bound have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

ATARA BIOTHERAPEUTICS, INC.		MEMORIAL SLOAN KETTERING CANCER CENTER
By:	/s/ Cokey Nguyen	By:	/s/ Yashodhara Dash
Name:	Cokey Nguyen	Name:	Yashodhara Dash, MBBS, MBA, PhD
Title:	President & CEO	Title:	Vice President, Technology Management and Commercialization
Date:	3/12/2025	Date:	3/12/2025

[Signature Page to the Amendment to the First Amended and Restated Exclusive License Agreement]